UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2018 (November 22, 2018)

Technovative Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-175148	38-3825959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 701, 7/F, Tower 2, Silvercord,

30 Canton Road, Tsim ShaTsui, KLN, Hong Kong

+852-2162-7529

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2018, Mr. Lin Kuan Liang Nicolas notified Technovative Group, Inc. (the “Company” or “Technovative”) of his resignation from the Company as the interim Chief Financial Officer (“CFO”), effective immediately. The Board of Director of the Company (the “Board”) has accepted Mr. Lin’s resignation. Mr. Lin will continue to act as the Company’s Chief Executive Officer. Mr. Lin’s resignation as CFO is due to personal reason, and not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

Following Mr. Lin’s departure as CFO, the Board appointed Mr. Wanhong Tan as CFO effective as of November 22, 2018. Mr. Tan has over 30 years of financial and leadership experience at the managerial level.

 Mr. Tan has served as the Chief Financial Officer of Moxian, Inc. from July 2016 to Present. From November 2009 to October 2015, Mr. Tan served as the Vice-President Investor Relations of 361 Degrees International Limited. Mr. Tan trained and was qualified with Grant Thorton International in Liverpool, England and was admitted as an associate of the Institute of Chartered Accountants, England & Wales, in 1980.

The Company and Mr. Tan entered into an Employment Agreement on November 22, 2018 (the “Tan Employment Agreement“) in connection with his appointment as CFO. Pursuant to the Tan Employment Agreement, Mr. Tan will receive an annual base salary of HK$276,000 (approximately US$35,266).

Mr. Tan does not have any family relationship with any other director or executive officer of the Company. There have been no related party transactions between the Company and Mr. Tan reportable under Item 404(a) of Regulation S-K.

The foregoing description of Mr. Tan’s compensation and the terms and conditions of his employment is qualified in their entirety by the complete text of the Tan Employment Agreement, which is filed as hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 28, 2018, the Company issued a press release announcing the appointment of Mr. Tan as the CFO. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Employment Agreement between the Company and Wanhong Tan, dated November 22, 2018

99.1	Press Release, dated November 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technovative Group, Inc.

Dated: November 28, 2018	By:	/s/ Lin Kuan Liang Nicolas
	Name:	Lin Kuan Liang Nicolas
	Title:	Chief Executive Officer

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